UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	December 30, 2011

TRANSGENOMIC, INC.
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE	000-30975	91-1789357
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12325 Emmet Street, Omaha, Nebraska	68164
(Address of Principal Executive Offices)	(Zip Code)

(402) 452-5400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 30, 2011, Transgenomic, Inc. (the “Company”) entered into a Convertible Promissory Note Purchase Agreement (the “Purchase Agreement”) with Third Security Senior Staff 2008 LLC, Third Security Staff 2010 LLC, and Third Security Incentive 2010 LLC,  all Virginia limited liability companies (collectively, the “Investors”), in the aggregate amount of $3,000,000.  Affiliates of the Investors currently own all the outstanding shares of the Company’s Series A Convertible Preferred Stock.

Under the Purchase Agreement, the Company sold to each of the Investors a convertible note which matures on March 31, 2012 (collectively, the “Notes”).  The Purchase Agreement and Notes provide for conversion of any amount remaining due to the Investors under the Notes into equity securities of the Company of the same class(es) or series and at the same price as the equity securities of the Company sold in the Company’s first sale or issuance of its equity securities after December 30, 2011, in the aggregate amount of at least $3,000,000.  The Notes and the equity securities into which the Notes are convertible have not been registered under the Securities Act of 1933, as amended (the “Act”) and applicable state securities laws, but have been offered and sold in the United States pursuant to applicable exemptions from registration requirements under the Act and applicable state securities laws.

The foregoing description of the Purchase Agreement and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Purchase Agreement and the Notes, which are filed as Exhibits 10.1 to 10.4 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

10.1
Convertible Promissory Note Purchase Agreement by and among Transgenomic, Inc.; Third Security Senior Staff 2008 LLC; Third Security Staff 2010 LLC; and Third Security Incentive 2010 LLC dated December 30, 2011.

10.2	Convertible Promissory Note by and between Transgenomic, Inc. and Third Security Senior Staff 2008 LLC dated December 30, 2011.

10.3	Convertible Promissory Note by and between Transgenomic, Inc. and Third Security Staff 2010 LLC dated December 30, 2011.

10.4	Convertible Promissory Note by and between Transgenomic, Inc. and Third Security Incentive 2010 LLC dated December 30, 2011.

99.1	Press release dated January 6, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRANSGENOMIC, INC.

Date: January 6, 2012	By:	/s/ Brett L. Frevert
Brett L. Frevert
Chief Financial Officer

Exhibit Index

Exhibit Number	Description

10.1
Convertible Promissory Note Purchase Agreement by and among Transgenomic, Inc.; Third Security Senior Staff 2008 LLC; Third Security Staff 2010 LLC; and Third Security Incentive 2010 LLC dated December 30, 2011.

10.2	Convertible Promissory Note by and between Transgenomic, Inc. and Third Security Senior Staff 2008 LLC dated December 30, 2011.

10.3	Convertible Promissory Note by and between Transgenomic, Inc. and Third Security Staff 2010 LLC dated December 30, 2011.

10.4	Convertible Promissory Note by and between Transgenomic, Inc. and Third Security Incentive 2010 LLC dated December 30, 2011.

99.1	Press release dated January 6, 2012.